UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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GOOD TIMES RESTAURANTS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GOOD TIMES RESTAURANTS INC.

601 Corporate Circle

Golden, Colorado 80401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held February 4, 2015

To the Stockholders of Good Times Restaurants Inc.

The Annual Meeting of the Stockholders (the “Annual Meeting”) of Good Times Restaurants Inc., a Nevada corporation (the “Company”), will be held at our corporate offices, which are located at 601 Corporate Circle, Golden, Colorado 80401, on Wednesday, February 4, 2015, at 9:00 a.m. local time.  The purposes of the Annual Meeting are:

1.

Election of seven directors of the Company;

2.

To ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015; and

3.

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The accompanying proxy statement (the “Proxy Statement”) contains additional information about the Annual Meeting.  Only stockholders of record at the close of business on the record date of December 11, 2014 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.  The Proxy Statement is being mailed to stockholders entitled to vote at the Annual Meeting on or about January 6, 2015.

All stockholders are cordially invited to attend the Annual Meeting.  If you do not plan to attend the meeting, please sign, date, and promptly return the enclosed proxy card.  A business reply envelope is enclosed for your convenience.  The delivery of a proxy will not affect your right to vote in person if you attend the Annual Meeting.  Your vote is important.

Sincerely,

/s/ Susan M. Knutson

Susan M. Knutson

Secretary and Controller

January 6, 2015

TABLE OF CONTENTS

GENERAL INFORMATION	1
PROPOSAL #1 – ELECTION OF DIRECTORS	4
PROPOSAL #2 – APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	7
CORPORATE GOVERNANCE	8
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	12
AUDIT COMMITTEE REPORT	14
INDEPENDENT AUDITOR INFORMATION	15
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
EXECUTIVE COMPENSATION	17
STOCKHOLDER NOMINATIONS AND OTHER PROPOSALS	19
OTHER MATTERS	19
WHERE YOU CAN FIND MORE INFORMATION	19
INCORPORATION OF DOCUMENTS BY REFERENCE	20

GOOD TIMES RESTAURANTS INC.

601 Corporate Circle

Golden, Colorado 80401

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held February 4, 2015

This Proxy Statement relates to the Annual Meeting of Stockholders (the “Annual Meeting”) of Good Times Restaurants Inc., a Nevada corporation (the “Company”).  The Annual Meeting will be held on Wednesday, February 4, 2015, at 9:00 a.m. local time, at our corporate offices, which are located at 601 Corporate Circle, Golden, Colorado 80401, or at such other time and place to which the Annual Meeting may be adjourned or postponed.  The enclosed proxy is solicited by our Board of Directors (the “Board”).  The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the meeting on or about January 6, 2015.

The terms “we,” “us,” and “our” in this Proxy Statement refer to the Company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on February 4, 2015:  This Proxy Statement is also available at our website at www.goodtimesburgers.com.

GENERAL INFORMATION

What is the purpose of the Annual Meeting?

At the Annual Meeting, the stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including:

1.

Election of seven directors of the Company;

2.

To ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015; and

3.

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date of December 11, 2014, or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the meeting, and vote their shares at the Annual Meeting or any adjournment or postponement thereof.  At the close of business on December 11, 2014, there were 9,443,080 shares of our common stock, par value $0.001 per share (“Common Stock”), outstanding.  Each outstanding share of our Common Stock is entitled to one vote.  Our Bylaws do not allow holders to accumulate votes in the election of directors.

How do I vote?

You may vote on matters to come before the Annual Meeting in two ways: (i) you can attend the Annual Meeting and cast your vote in person, or (ii) you can vote by completing, signing, and dating the enclosed proxy card and returning it to us in the enclosed business reply envelope or via facsimile to Boyd E. Hoback, our President and Chief Executive Officer, at (303) 273-0177.  If you return the proxy card, you will authorize the individuals named on the proxy card, referred to as proxy holders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of our Board.  If your shares are held by a broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted.

What if I vote and then change my mind?

You may revoke a proxy at any time before the vote is taken at the Annual Meeting by either (i) filing with our corporate secretary a written notice of revocation, (ii) sending in another duly executed proxy bearing a later date, or (iii) attending the meeting and casting your vote in person.  Your last vote will be the vote that is counted.

How can I get more information about attending the Annual Meeting and voting in person?

The Annual Meeting will be held on Wednesday, February 4, 2015, at 9:00 a.m., local time, at the Company’s corporate offices, which are located at 601 Corporate Circle, Golden, Colorado 80401, or at such other time and place to which the Annual Meeting may be adjourned or postponed.  For additional details about the Annual Meeting, including directions to the meeting site and information about how you may vote in person if you so desire, please call or email Boyd E. Hoback, our President and Chief Executive Officer, at (303) 384-1400 or at bhoback@gtrestaurants.com.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named on the proxy card will vote in accordance with the recommendations of our Board, which are described in this Proxy Statement.  Our Board recommends a vote FOR each of the proposals described in the accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock on the record date will constitute a quorum at the Annual Meeting, permitting us to conduct our business at the Annual Meeting.  Proxies received but marked as abstentions and broker non-votes (defined below) will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present.  If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

What vote is required to approve each proposal?

Vote Required.  Approval of each proposal to be considered and voted upon at the Annual Meeting will require the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the Annual Meeting (assuming we have a quorum as described above).  A properly executed proxy marked “ABSTAIN” with respect to a proposal will not be voted for that proposal but will be counted for purposes of whether there is a quorum at the meeting.  Abstentions will result in the respective proposal receiving fewer votes.

Effect of Broker Non-Votes.  If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted.  Please complete the form and return it in the envelope provided by the broker or agent.  No postage is necessary if mailed in the United States.  If you do not instruct your broker how to vote, your broker may vote your shares at its discretion or, on some matters, may not be permitted to exercise voting discretion.  Votes that could have been cast on the matter in question if the brokers have received their customers’ instructions, and as to which the broker has notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority, are referred to as “broker non-votes.”  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted as a vote cast in determining the number of shares necessary for approval of those matters.  Shares represented by such broker non-votes, however, will be counted in determining whether there is a quorum.  Accordingly, broker non-votes will result in the respective proposal receiving fewer votes.

Can I dissent or exercise rights of appraisal?

Neither Nevada law nor our Articles of Incorporation or Bylaws provide our stockholders with dissenters’ or appraisal rights in connection with the proposals to be voted on at the Annual Meeting.  If the proposals are approved at the Annual Meeting, stockholders voting against such proposals will not be entitled to seek appraisal for their shares.

Who pays for this proxy solicitation?

The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the stockholders.  In addition to solicitation by mail, proxies may be solicited by our directors, officers, and regular employees by telephone or personal interview.  These individuals will not receive any compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians and fiduciaries to forward solicitation materials to the beneficial owners of the shares held on the record date, and we may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing.

PROPOSAL #1 – ELECTION OF DIRECTORS

Pursuant to our Bylaws, as amended by our Board on December 18, 2014, effective at the Company’s next Meeting of Shareholders, currently scheduled for February 4, 2015, the size of our Board has been set at a maximum of seven directors.  All of our directors are elected annually to serve a one-year term expiring at the next annual meeting of stockholders.  The seven nominees for election at the Annual Meeting, listed below, are currently serving as directors of the Company.  Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected.  However, if any nominee is unable to serve or for good cause will not serve as a director, each of the persons named in the proxy intend to vote in his or her discretion for a substitute who will be designated by our Board.

Director Nominees

The following table sets forth certain information about the Company’s seven director nominees.

Name	Age	Director Since	Other Positions Held with the Company

Geoffrey R. Bailey	63	1996	Member of the Compensation Committee
Gary J. Heller	47	2010
Boyd E. Hoback	59	1992	President and Chief Executive Officer
Steven M. Johnson	55	2013	Member of the Audit Committee
Eric W. Reinhard	56	2005	Member of the Compensation Committee
Robert J. Stetson	64	2014
Alan A. Teran	69	2012	Chairman of the Compensation Committee Member of the Audit Committee

Business Experience

Geoffrey R. Bailey

Mr. Bailey is a director of The Erie County Investment Co., which owns 99% of The Bailey Company.  The Bailey Company was also previously a franchisee and joint venture partner of the Company.  Mr. Bailey joined The Erie County Investment Co. in 1979.  Mr. Bailey is a graduate of the University of Denver with a Bachelor’s degree in Business Administration.

Mr. Bailey was selected to serve on our Board in light of his substantial experience within the restaurant industry and his broad knowledge concerning corporate governance and management.

Gary J. Heller

Mr. Heller is currently President of Heathcote Capital LLC, periodically acting as the Company’s financial advisor.  See “Certain Relationships and Related Party Transactions.”  Mr. Heller also served as Chief Operating Officer of Il Mulino New York, which operates and licenses fine dining Italian restaurants, from October 2012 to June 2013.  Prior to March 2012, Mr. Heller also served as a director and executive officer of Elephant & Castle Group, Inc.  Prior to his involvement in the restaurant industry, Mr. Heller served as a Managing Director of FTI Capital Advisors, LLC and a Director of Andersen Corporate Finance LLC.   Mr. Heller holds a BA in Economics from the University of Pennsylvania and an MBA in Finance from New York University.

Mr. Heller was selected to serve on our Board of Directors in light of his substantial experience in the restaurant industry and his experience as a financial advisor and an investment banker.

Boyd E. Hoback

Mr. Hoback has served as our President and Chief Executive Officer and as a member of our Board of Directors since December 1992 and has been in the restaurant business since the age of 16.  Mr. Hoback has been a vital part of the development of the Company and has been involved in developing and managing all areas of the Company.  Mr. Hoback is an honors graduate of the University of Colorado in Finance.

Mr. Hoback was selected to serve on our Board in light of his in-depth understanding of our business.

We have also designated Mr. Hoback as one of five managers of Bad Daddy’s Franchise Development, LLC, an entity in which we hold a 48% voting membership interest.

Steven M. Johnson

Mr. Johnson is currently a Jimmy John’s franchisee in Oklahoma.  Prior to becoming a Jimmy John’s franchisee, Mr. Johnson served as the Chief Executive Officer of F&H Acquisition Corp., which owns and operates the Champps, Fox & Hound, and Bailey’s restaurant concepts.  From 1999 to 2006, Mr. Johnson served as Chief Executive Officer of Fox & Hound Restaurant Group.  From 1992 until 1998, Mr. Johnson was Chief Operating Officer for Coulter Enterprises, Inc., a Pizza Hut franchisee operating 100 Pizza Hut restaurants.  From 1985 through 1991, he was Controller for Fugate Enterprises, Inc., a Pizza Hut, Taco Bell and Blockbuster Video franchisee.  Previously, he was employed by the accounting firm of Ernst & Young.   Mr. Johnson is a certified public accountant.

Mr. Johnson also serves on the board of directors of Pizza Inn Holdings, Inc. (Nasdaq: PZZI), a position he has held since 2006.

Mr. Johnson holds a degree in accounting from Wichita State University.

Mr. Johnson was selected to serve on our Board in light of his substantial experience in the restaurant industry.

We have also designated Mr. Johnson as one of five managers of Bad Daddy’s Franchise Development, LLC, an entity in which we hold a 48% voting membership interest.

Eric W. Reinhard

Mr. Reinhard serves as Chairman and CEO of Spyglass Capital Partners, LLC, a collaborative effort by independent beverage entrepreneurs formed to identify early stage brands and innovations that directly impacts the beverage industry and is a Partner at Rumble, LLC, a consulting firm that provides guidance and strategic planning for early stage consumer products (2014-present).  Prior to his recent assignment, Mr. Reinhard served as President of the Pepsi Cola Bottler’s Association, a beverage association management and consulting firm (2006-2013).  Prior to June 2004 he was the Senior Vice President & General Manager for the Pepsi Bottling Group’s Great West Business Unit.  While in this role, Mr. Reinhard was also a member of the Pepsi Bottling Group’s Chairman’s Council, a member of the Food Service Strategic Planning Committee, and a member of The Dr. Pepper Bottler Marketing Committee.  Mr. Reinhard joined Pepsi Cola in 1984 after four years with The Proctor & Gamble Distributing Company.  Since 1984 he has held several field and headquarters positions including Vice President/General Manager Pepsi-Lipton Tea Partnership (JV), General Manager Mid-Atlantic business Unit, Area Vice President Retail Channels, Vice President On-Premise Operations and Area Vice President of Franchise Operations.  Mr. Reinhard holds a BA from Michigan State University and has completed the Executive Business Program at the University of Michigan.

Mr. Reinhard was selected to serve on our Board in light of his substantial experience within the beverage industry and his broad knowledge concerning corporate governance and management.

From 2005-2010, Mr. Reinhard also served as Chairman of our Board.

Robert J. Stetson

Mr. Stetson is currently the Chairman and Chief Executive Officer of U.S. Restaurant Properties, a NYSE traded Real Estate Investment Trust and has served in this position since 2010.  In the restaurant industry, Mr Stetson is the former President-Restaurant Division and Chief Financial Officer of Burger King Inc and the CEO of Shoneys Inc.  Additionally, he was CFO and later CEO of Pearle Vision, the eyewear retailer and the Chairman of Taxease, a property tax finance company.  He has served on a number of restaurant company boards including Del Friscos, Capital Grille and Bugaboo Creek Steakhouses, and Shoneys Inc.  He has a BA from Harvard University and an MBA from Harvard Business School.

Mr. Stetson was selected to serve on our Board in light of his substantial experience within the restaurant industry and his broad knowledge concerning corporate governance, leadership and finance.

Alan A. Teran

Mr. Teran is currently a principal in multiple private restaurants.  He previously served on our Board from 1994 to 2010.  Mr. Teran also served as a Director of Morton’s Restaurant Group, Inc. from 1994 until February 2012.  He served as president of the Cork & Cleaver restaurant chain from 1975 to 1981 and served as a Director for Boulder Valley National Bank and Charlie Brown’s Restaurants.  He was one of the first franchisees of Le Peep Restaurants.  Mr. Teran graduated from the University of Akron in 1968 with a degree in business.

Mr. Teran was selected to serve on our Board in light of his substantial experience within the restaurant industry, his experience as an investor in multiple private restaurants, and his prior service on our Board.

There are no family relationships among the directors.  As discussed below, under the heading “Director Independence,” the Board has determined that of the current directors Messrs. Bailey, Dobbin, Har-Even, Johnson, Reinhard, Stetson and Teran are independent directors under the NASDAQ listing standards.

Geoffrey R. Bailey was originally elected to the Board pursuant to contractual board representation rights granted to The Bailey Company in connection with its investment in shares of our Series A Convertible Preferred Stock in 1996.  Mr. Bailey has continued to serve on the Board pursuant to contractual board representation rights held by The Bailey Company and its affiliates (“The Bailey Group”) in connection with our Series B Convertible Preferred Stock financing in February 2005 and the subsequent modification of those contractual rights in connection with the closing of our initial investment transaction with the Investor in December 2010, whereby The Bailey Group is entitled to designate one individual for election to our Board.

Eric W. Reinhard was originally elected to the Board pursuant to contractual board representation rights granted to certain investors in connection with our Series B Convertible Preferred Stock financing in February 2005 and the subsequent modification of those contractual rights in connection with the closing of our initial investment transaction with the Investor in December 2010, whereby Mr. Reinhard and his affiliates are entitled to designate one individual for election to our Board.

Messrs. Heller and Teran were originally elected to the Board pursuant to contractual director designation rights granted to Small Island Investments Limited (“SII”) in connection with its initial investment in our Common Stock in December 2010 and its subsequent investment in our Series C Convertible Preferred Stock in September 2013.  The investment agreements provided that, for so long as SII continued to own at least 50% of our outstanding capital stock, (i) our Board shall not consist of more than seven directors, and (ii) SII would have the right to designate four individuals for election to our Board.  Following the completion of our public offering of shares of Common Stock and related warrants on August 21, 2013, SII no longer owns at least 50% of our outstanding capital stock and thus no longer has the right to designate four individuals for election to our Board.

Vote Required for Approval

Approval of Proposal #1 – the election of seven directors – will require the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE COMPANY’S SEVEN DIRECTOR NOMINEES LISTED ON THE ENCLOSED PROXY CARD.

PROPOSAL #2 – APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended September 30, 2014 was Hein & Associates LLP (“Hein”).  It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.  The Company has selected Hein as the Company’s principal independent registered public accounting firm for the fiscal year ending September 30, 2015.  Shareholder ratification of the appointment is not required under the laws of the State of Nevada, but the Board has decided to ascertain the position of the shareholders on the appointment.  The Company will reconsider the appointment if it is not ratified.  Even if the appointment is ratified, the Company may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Company feels that such a change would be in the Company’s and its shareholders’ best interests.

Vote Required

Proposal 2 will require the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter.  Broker-non votes and abstentions will not count as votes in favor of or against the proposal and will have no effect on the vote total for the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 30, 2015.

CORPORATE GOVERNANCE

Director Independence

The Company’s Common Stock is listed on the NASDAQ Capital Market under the trading symbol “GTIM”.  NASDAQ listing rules require that a majority of the Company’s directors be “independent directors” as defined by NASDAQ corporate governance standards.

The Board has determined that of the current directors Messrs. Bailey, Dobbin, Har-Even, Johnson, Reinhard, Stetson and Teran are independent directors under the NASDAQ listing standards, while Messrs. Heller and Hoback are not independent under such standards.  The Board has also determined that each of the three current members of the Audit Committee is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934 under the rules of the Securities and Exchange Commission (“SEC”) promulgated thereunder.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination from time to time based on the position and direction of the Company and the membership of the Board.  However, the Board has determined that separating these roles is in the best interests of the Company’s stockholders at this time.  The Board believes that this structure permits the Chief Executive Officer to focus on the management of the Company’s day-to-day operations.  It is intended that the Board designate a Chairman of the Board following the Annual Meeting.

Risk Oversight

Material risks are identified and prioritized by the Company’s management and reported to the Board for oversight.  The Board as a whole administers the Board’s risk oversight function.  The Board regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each.  In addition, the Board continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

Code of Ethics

The Company has adopted a Code of Business Conduct which applies to all directors, officers, employees, and franchisees of the Company.  The Code of Business Conduct was filed as an exhibit to the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003.  The Code of Business Conduct is also available on the Company’s website at www.goodtimesburgers.com.

Board Committees

The standing committees of the Board are the Audit Committee, which is currently comprised of Mr. Har-Even (Chairman), (who is not a nominee for re-election) and Messrs. Johnson and Teran, and the Compensation Committee, which is currently comprised of Messrs. Bailey, Reinhard, and Teran (Chairman).  As discussed under the heading “Nominee Selection Process” below, there is no standing nominating committee of the Board and instead the Board as a whole acts as the nominating committee for the selection of nominees for election as directors.

Audit Committee

The Audit Committee currently consists of Messrs. Har-Even (Chairman), Johnson and Teran.  It is intended that the Board designate a Chairman of the Audit Committee following the Annual Meeting.  The Board has determined that all of the members of the Audit Committee are “independent,” as defined by the NASDAQ listing standards and by applicable SEC rules.  In addition, the Board has determined that Mr. Har-Even is an audit committee financial expert, as that term is defined by the SEC rules, by virtue of having the following attributes through relevant experience: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves; (iii) experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The function of the Audit Committee relates to oversight of the auditors, the auditing, accounting, and financial reporting processes, and the review of the Company’s financial reports and information.  In addition, the functions of this Committee have included, among other things, recommending to the Board the engagement or discharge of independent auditors, discussing with the auditors their review of the Company’s quarterly results and the results of their audit, and reviewing the Company’s internal accounting controls.  The Audit Committee operates pursuant to a written Charter adopted by the Board.  A current copy of the Audit Committee Charter is available on our website at www.goodtimesburgers.com.  The Audit Committee held five meetings during the fiscal year ended September 30, 2014.

Compensation Committee

The Compensation Committee currently consists of Messrs. Bailey, Reinhard, and Teran (Chairman).  The Board has determined that all of the members of the Compensation Committee are “independent,” as defined by the NASDAQ listing standards.  The function of the Compensation Committee is to consider and determine all matters relating to the compensation of the President and Chief Executive Officer and other executive officers, including matters relating to the employment agreements.  The Compensation Committee held two meetings during the fiscal year ended September 30, 2014.

The responsibility of the Compensation Committee is to review and approve the compensation and other terms of employment of our Chief Executive Officer and our other executive officers, including all of the executive officers named in the Summary Compensation Table in this Proxy Statement (the “Named Executive Officers”).  Among its other duties, the Compensation Committee oversees all significant aspects of the Company’s compensation plans and benefit programs.  The Compensation Committee annually reviews and approves corporate goals and objectives for the Chief Executive Officer’s compensation and evaluates the Chief Executive Officer’s performance in light of those goals and objectives.  The Compensation Committee also recommends to the Board the compensation and benefits for members of the Board.  The Compensation Committee has also been appointed by the Board to administer our 2008 Omnibus Equity Incentive Compensation Plan, which is the successor equity compensation plan to the Company’s 2001 Stock Option Plan.  The Compensation Committee does not delegate any of its authority to other persons.

In carrying out its duties, the Compensation Committee participates in the design and implementation and ultimately reviews and approves specific compensation programs.  The Compensation Committee reviews and determines the base salaries for the Named Executive Officers, and also approves awards to the Named Executive Officers under the Company’s equity compensation plans.

In determining the amount and form of compensation for Named Executive Officers other than the Chief Executive Officer, the Compensation Committee obtains input from the Chief Executive Officer regarding the duties, responsibilities, and performance of the other executive officers and the results of performance reviews.  The Chief Executive Officer also recommends to the Compensation Committee the base salary levels for all Named Executive Officers and the award levels for all Named Executive Officers under the Company’s equity compensation programs.  No Named Executive Officer attends any executive session of the Compensation Committee or is present during final deliberations or determinations of such Named Executive Officer’s compensation.  The Chief Executive Officer also provides input with respect to the amount and form of compensation for the members of the Board.

The Compensation Committee has the authority to directly engage, at the Company’s expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of executive and director compensation.  For the fiscal year ended September 30, 2014, the Compensation Committee engaged the Harlon Group as its compensation consultant to review the Company’s executive management and board compensation policies and to benchmark the Company’s compensation philosophies and amounts against other companies in the industry of similar size.  The Harlon Group provided the Compensation Committee with surveys, reports, and other market data against which it has measured the competitiveness of the Company’s compensation programs.  In determining the amount and form of executive and director compensation, the Compensation Committee has reviewed and discussed historical salary information as well as salaries and cash and equity incentive compensation for similar positions at comparable companies.

The Compensation Committee operates pursuant to a written Charter adopted by the Board.  A current copy of the Compensation Committee Charter is available on our website at www.goodtimesburgers.com.

Communication with Directors

The Board welcomes questions or comments about us and our operations.  Those interested may contact the Board as a whole or any one or more specified individual directors by sending a letter to the intended recipients’ attention in care of Good Times Restaurants Inc., Attention: Corporate Secretary, 601 Corporate Circle, Golden, CO 80401.  All such communications other than commercial advertisements will be forwarded to the appropriate director or directors for review.

Director Attendance at Meetings

There were four meetings of the Board held during the fiscal year ended September 30, 2014. No member of the Board attended fewer than 75% of the Board meetings and applicable committee meetings for the fiscal year ended September 30, 2014.

The Company does not have a formal policy on director attendance at the annual meeting.  All Directors attended the annual meeting of stockholders for the fiscal year ended September 30, 2013, which was held on February 7, 2014.

Nominee Selection Process

Our Board as a whole acts as the nominating committee for the selection of nominees for election as directors.  We do not have a separate standing nominating committee since we require that our director nominees be approved as nominees by a majority of our independent directors.  The Board will consider suggestions by stockholders for possible future nominees for election as directors at the next annual meeting when the suggestion is delivered in writing to the corporate secretary of the Company by August 30 of the year immediately preceding the annual meeting.  No request for a recommended nominee was made by the 2014 deadline by any stockholder or group of stockholders with beneficial ownership of more than five percent of our Common Stock as indicated in a Schedule 13D or 13G, other than those stockholders with contractual board representation or director designation rights as discussed above.

The Board selects each nominee, subject to contractual representation or designation rights held by certain stockholders, based on the nominee’s skills, achievements, and experience, with the objective that the Board as a whole should have broad and relevant experience in high policymaking levels in business and a commitment to representing the long-term interests of the stockholders.  The Board believes that each nominee should have experience in positions of responsibility and leadership, an understanding of our business environment, and a reputation for integrity.

The Board evaluates each potential nominee individually and in the context of the Board as a whole.  The objective is to recommend a group that will effectively contribute to our long-term success and represent stockholder interests.  In determining whether to recommend a director for re-election, the Board also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

When seeking candidates for director, the Board solicits suggestions from incumbent directors, management, stockholders, and others.  The Board does not have a charter for the nominating process.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company’s business.

Directors’ Compensation

Each non-employee director received $1,000 for each Board of Directors meeting attended.  Members of the Compensation and Audit Committees generally each received $500 per meeting attended.  However, where both Compensation and Audit Committee meetings are held at the same gathering, only $500 is paid to directors attending both committee meetings.

The following table sets forth compensation information for the fiscal year ended September 30, 2014 with respect to directors:

Director Compensation Table for Fiscal Year Ended September 30, 2014
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) [1,2]	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Geoffrey R. Bailey	6,000	-	-	-	-	-	6,000
David Dobbin	5,500	-	-	-	-	-	5,500
Gary Heller	4,000	-	-	-	-	-	4,000
Eric W. Reinhard	6,500	-	-	-	-	-	6,500
Alan Teran	11,000	-	-	-	-	-	11,000
Robert Stetson [2]	2,000	-	-	-	-	-	2,000
Steve Johnson	7,500	-	-	-	-	-	7,500
Reuven Har-Even	9,000	-	-	-	-	-	9,000
Boyd E. Hoback [3]	-	-	-	-	-	-	-
[1]

As of September 30, 2014, the following directors held equity compensation awards to purchase the following number of shares of our Common Stock:  Mr. Bailey 15,999 shares; Mr. Dobbin 12,667 shares; Mr. Heller 12,667 shares; Mr. Reinhard 18,167 shares; Mr. Teran 9,000 shares; Mr. Har-Even 5,000; and Mr. Hoback 164,887 shares.

[2]	Mr. Stetson was elected to the board May 2, 2014.
[3]	Mr. Hoback is an employee director and does not receive additional fees for service as a member of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Securities Exchange Act of 1934, directors, executive officers and persons who own more than ten percent of our Common Stock must disclose their initial beneficial ownership of the Common Stock and any changes in that ownership in reports which must be filed with the SEC and the Company. The SEC has designated specific deadlines for these reports and the Company must identify in this proxy statement those persons who did not file these reports when due.

Based solely on a review of the reports filed with the Company and written representations received from reporting persons the Company believes that during the fiscal year ended September 30, 2014 all Section 16(a) filing requirements for its officers, directors, and more than ten percent shareholders were complied with on a timely basis, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Covered	Known Failures to File Form
David L. Dobbin	1	1	0
Steven M. Johnson	1	1	0
Eric W. Reinhard	1	1	0
Alan A. Teran	1	1	0

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Bailey Company

Our corporate headquarters are located in a building owned by The Bailey Company and in which The Bailey Company also has its corporate headquarters.  We currently lease approximately 4,900 square feet of space for our executive offices in Golden, Colorado for approximately $95,128 per year under a lease agreement, with annual rent increases, which expires September 30, 2019.  Subsequent to the fiscal year end, we executed a lease amendment that modifies the expiration date to May 15, 2015 and reduces the monthly rent by 50% for December 2014 through April 2015 due to alternate building plans by the landlord that affect our rights to certain common area amenities.

The Bailey Company was the owner of one franchised Good Times Burgers & Frozen Custard restaurant located in Loveland, Colorado.  The Company purchased this restaurant in August 2012 for a purchase price of approximately $100,000.  The Bailey Company was also previously the owner of one franchised restaurant in Thornton, Colorado which was closed in October 2009. The Bailey Company had entered into two franchise and management agreements with us.  There were no franchise royalties or management fees paid under those agreements for the fiscal years ending September 30, 2014 and 2013.

Heathcote Financial Advisory Services Agreement

On April 6, 2012, the Company entered into a financial advisory services agreement with Heathcote, pursuant to which the Company engaged Heathcote to provide exclusive financial advisory services to the Company in connection with a possible strategic transaction.  Gary J. Heller, a member of our Board of Directors, is the principal of Heathcote.  Accordingly, the Company’s agreement with Heathcote constitutes a related party transaction and was reviewed and approved by the Audit Committee of the Company’s Board of Directors.  Mr. Heller did not participate in the Audit Committee’s consideration of the agreement and abstained from the committee’s vote to approve the agreement.  Concurrently with the Company’s engagement of Heathcote, Mr. Heller resigned as a member of the Audit Committee and as Chairman of the Compensation Committee, though he continues to serve on our Board.

On March 25, 2013, the Company and Heathcote modified this agreement to exclude any transactions involving the Maxim Group LLC and for Heathcote to continue to provide non-exclusive financial advisory services to the Company.  The Company paid a total of $27,900 in fees to Heathcote under the agreement for services provided in connection during fiscal 2013 and a total of $136,500 in fees to Heathcote in connection with investor relations activities during fiscal 2014 (described below).

On September 27, 2013, the Company and Heathcote further modified this agreement to provide for investor relations activities specifically related to the exercise of the outstanding warrants and the trading volume in the Company’s stock and other corporate finance projects as determined by the CEO of the company. The modification was approved by the Audit Committee of the Company’s Board of Directors.

On November 7, 2014, the Company entered into a three month financial advisory services agreement with Heathcote, pursuant to which the Company engaged Heathcote to provide financial advisory services to the Company in connection with investor relations and a possible strategic transaction.  Gary J. Heller, a member of our Board of Directors and is the principal of Heathcote.  Accordingly, the Company’s agreement with Heathcote constitutes a related party transaction and was reviewed and approved by the Audit Committee of the Company’s Board of Directors.

SII Transaction

On June 13, 2012, the Company entered into a Securities Purchase Agreement with SII, pursuant to which the Company agreed to issue and sell to SII, and SII agreed to purchase, 473,934 shares of newly designated Series C Convertible Preferred Stock for an aggregate purchase price of $2,000,000 (i.e., $4.22 per share), subject to the satisfaction of certain conditions precedent set forth in the purchase agreement.  At the time the Company and SII entered into the purchase agreement, SII held 50.8% of our outstanding Common Stock.  In addition, David L. Dobbin, the Chairman of our Board, is a principal of SII.  Accordingly, the agreement constitutes a related party transaction and was reviewed and approved by the Audit Committee.

On September 28, 2012, we completed the sale and issuance of 355,451 shares of Series C Convertible Preferred Stock to SII for an aggregate purchase price of $1,500,000.

On March 28, 2014, Small Island Investments Limited converted all 355,451 shares of the Company’s Series C Convertible Preferred Stock, par value $0.01 per share, into 710,902 shares of the Company’s Common Stock, par value $0.001 per share.  The effects of the conversion were to eliminate the Company’s payment of dividends on the Series C Convertible Preferred Stock and to eliminate the possible need for the Company to redeem the Series C Convertible Preferred Stock for a cash payment.

On May 2, 2014, Hoak Public Equities, L.P., a Texas limited Partnership (“HPE”), and Rest Redux LLC, a Texas member-managed limited liability company (“Rest Redux”), each purchased five hundred thousand (500,000) shares of Common Stock from SII at a price of $3.05 per share for an aggregate purchase price of $3,050,000 pursuant to a Purchase Agreement executed contemporaneously therewith between HPE, SII, the Company and Rest Redux (the “May Purchase Agreement”).

On October 8, 2014, HPE and Rest Redux each purchased three hundred thousand (300,000) shares of Common Stock from SII at a price of $4.10 per share for an aggregate purchase price of $2,460,000 pursuant to a Purchase Agreement executed contemporaneously therewith between HPE, SII and Rest Redux LLC (the “October Purchase Agreement”).

SII is a controlled affiliate of David Dobbin, our current Chairman.  Robert Stetson, a current member of our Board of Directors, is the president of REIT Redux GP, LLC, a Delaware limited liability company, which is the general partner of REIT Redux, LP, a Delaware limited partnership, which is the controlling member of Rest Redux.

Bad Daddy’s Transaction

On April 9, 2013, the Company entered into a series of agreements with Bad Daddy’s International, LLC, a North Carolina limited liability company (“BDI”), and Bad Daddy’s Franchise Development, LLC, a North Carolina limited liability company (“BDFD”), to acquire the exclusive development rights for Bad Daddy’s Burger Bar restaurants in Colorado, additional restaurant development rights for Arizona and Kansas, and a 48% voting ownership interest in the franchisor entity, BDFD (collectively, the “Bad Daddy’s Transaction”).  Each of the material agreements relating to the Bad Daddy’s Transaction is summarized in the Company’s Current Report on Form 8-K filed on April 15, 2013.

Additionally, in April 2013 the Company entered into a management services agreement with BDFD pursuant to which the Company will provide general management services as well as accounting and administrative services. Income received from the agreement by the Company is fully recognized in income and then proportionately offset by the 48% equity investment in BDFD. Total amounts received from BDFD per the management services agreement were $24,000 and $11,000 in fiscal 2014 and 2013, respectively. In addition to the management services the Company performed scope of work services and total amounts received from BDFD for these services were $64,000 and $18,000 in fiscal 2014 and fiscal 2013, respectively.

Other

The Company entered into a standstill agreement with director Reuven Har-Even, pursuant to which Mr. Har-Even will agree that for the period ending December 31, 2015 neither he nor any affiliate, including but not limited to P&E Capital, Inc., shall acquire any shares of capital stock of the Company or participate in any transaction intended to result in a change of control of the Company without the consent to such acquisition or participation by the Board of Directors of the Company.  Additionally, the Company entered into a standstill agreement with director nominee Robert J. Stetson, pursuant to which Mr Stetson will agree that for the period ending September 30, 2015 neither he nor any affiliate shall not acquire any shares of capital stock of the Company which would increase his direct or indirect ownership to more than 1,500,000 shares, or participate in or encourage any transaction intended to result in a change of control of the Company.

AUDIT COMMITTEE REPORT

Management is responsible for the internal controls and financial reporting process for the Company.  The independent accountants for the Company are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee met with management and the independent accountants to review and discuss the Company’s financial statements for the fiscal year ended September 30, 2014.  Management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants.

The Audit Committee has discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.  The Audit Committee has also received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence and the Audit Committee discussed with the independent accountants that firm’s independence.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Good Times Restaurants Annual Report on Form 10-K for the fiscal year ended September 30, 2014 for filing with the SEC.

Audit Committee

Reuven Har-Even, Chairman

Steven M. Johnson

Alan A. Teran

INDEPENDENT AUDITOR INFORMATION

The Board appointed HEIN & ASSOCIATES LLP as the Company’s independent auditors for the fiscal year ended September 30, 2013 and the fiscal year ended September 30, 2014, and to perform other accounting services.  Representatives of HEIN & ASSOCIATES LLP are expected to be present at the annual meeting of stockholders, and will have the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

Audit Fees

The aggregate fees billed for professional services rendered by HEIN & ASSOCIATES LLP for its audit of the Company’s annual financial statements for the fiscal year ended September 30, 2013, and its reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal year ended September 30, 2014, were $100,350 compared to $118,395 in fees for the fiscal year ended September 30, 2013.

Audit Related Fees

There were no aggregate fees billed by HEIN & ASSOCIATES LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees” for the fiscal years ended September 30, 2014 and September 30, 2013.

Tax Fees

The aggregate fees billed by HEIN & ASSOCIATES LLP for the preparation and review of the Company’s tax returns for the fiscal year ended September 30, 2014 were $20,000 compared to $14,100 in fees for the fiscal year ended September 30, 2013.

All Other Fees

The aggregate fees billed to the Company for all other services rendered by HEIN & ASSOCIATES LLP for the fiscal year ended September 30, 2014 were $12,675 compared to $12,636 in fees for the fiscal year ended September 30, 2013.  These fees are primarily related to a 401(k) plan audit.

Policy on Pre-Approval Policies of Auditor Services

Under the provisions of the Audit Committee Charter, all audit services and all permitted non-audit services (unless subject to a de minimis exception allowed by law) provided by our independent auditors, as well as fees and other compensation to be paid to them, must be approved in advance by our Audit Committee.  All audit and other services provided by HEIN & ASSOCIATES LLP during the fiscal years ended September 30, 2014 and 2013, and the related fees as discussed above, were approved in advance in accordance with SEC rules and the provisions of the Audit Committee Charter.  There were no other services or products provided by HEIN & ASSOCIATES LLP to us or related fees during the fiscal years ended September 30, 2014 and 2013 except as discussed above.

Auditor Independence

The Audit Committee of our Board has considered the effect that the provision of the services described above under the caption “All Other Fees” may have on the independence of HEIN & ASSOCIATES LLP.  The Audit Committee has determined that provision of those services is compatible with maintaining the independence of HEIN & ASSOCIATES LLP as the Company’s principal accountants.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of the Company’s Common Stock as of December 11, 2014 by each person known by the Company to be the beneficial owner of more than five percent of the shares of the Company’s Common Stock, each director and each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group.  The address for the principal stockholders and the directors and officers is 601 Corporate Circle, Golden, CO 80401.

Holder:	Number of shares beneficially owned**	Percent of class[1]
Principal stockholders:
Small Island Investments Ltd.	494,236[2]	5.23%
Hoak Public Equities, LP	900,000[3]	9.53%
REST Redux, LLC	800,000[4]	8.47%
Manatuk Hill Partners, LLC	480,300[5]	5.09%
The Bailey Co.	273,837[6]	2.90%
The Erie Co. Investment Co.	338,730[6]	3.59%
Directors and Officers:
Geoffrey R. Bailey-Director	20,432[7]	*
David L. Dobbin-Director	506,903[8]	5.36%
Robert J. Stetson-Director	880,000[9]	9.32%
Reuven Har-Even-Director	5,000[10]	*
Gary J. Heller-Director	12,667[11]	*
Boyd E. Hoback-Director/Officer	59,862[12]	*
Steven M. Johnson-Director	25,000	*
Susan M. Knutson-Officer	11,556[13]	*
Scott G. LeFever-Officer	18,936[14]	*
Alan A. Teran –Director	41,235[15]	*
Eric Reinhard-Director	114,034[16]	1.21%
All directors and executive officers as a group (11 persons including all those named above)	1,695,625[17]	17.27%
1	Based on 9,443,080 shares of Common Stock outstanding as of December 11, 2014.
2	SII is owned and controlled by director David L. Dobbin and members of his family.
3

The information as to Hoak Public Equities, LP (“Hoak”) and entities controlled directly or indirectly by Hoak is derived in part from Schedule 13D, as filed with the SEC on May 2, 2014 and as amended on October 10, 2014 and December 5, 2014.

4

The information as to REST Redux, LLC (“ReRe”) and entities controlled directly or indirectly by ReRe is derived in part from Schedule 13D, as filed with the SEC on May 2, 2014 and as amended October 10, 2014.

5

The information as to Manatuk Hill Partners, LLC (“Manatuk”) and entities controlled directly or indirectly by Manatuk is derived in part from Schedule 13G, as filed with the SEC on September 16, 2014.

6

The Bailey Company is 99% owned by The Erie County Investment Co., which should be deemed the beneficial owner of the Company’s Common Stock held by The Bailey Company.  The Erie County Investment Co. also owns 64,893 shares of the Company’s Common Stock in its own name.  Geoffrey R. Bailey is a director and executive officer of The Erie County Investment Co.  Because of his ownership of only 24% of the voting shares of The Erie County Investment Co., Paul T. Bailey disclaims beneficial ownership of the shares of Common Stock held by The Bailey Company and The Erie County Investment Co.

7	Includes 15,999 shares underlying presently exercisable stock options.
8

Includes shares of Common Stock held beneficially by SII, of which 494,236 shares are pledged by SII as security for a line of credit with DHI Investments, Ltd.  Also includes 12,667 shares underlying presently exercisable stock options held by Mr. Dobbin.

9

Includes shares of Common Stock held beneficially by ReRe.  Mr. Stetson is the President of REIT Redux GP, LLC, which is the general partner of the controlling member of ReRe.  Also includes 80,000 shares of common stock held directly by Mr. Stetson.

10	Includes 5,000 shares underlying presently exercisable stock options.
11	Includes 12,667 shares underlying presently exercisable stock options.
12	Includes 38,865 shares underlying presently exercisable stock options.
13	Includes 11,556 shares underlying presently exercisable stock options.
14	Includes 18,936 shares underlying presently exercisable stock options.
15	Includes 9,000 shares underlying presently exercisable stock options and 2,000 shares held in the entity Termar Enterprises, Inc. (“Termar”). Mr. Teran is the President of Termar.
16	Includes 18,167 shares underlying presently exercisable stock options.
17

Does not include shares of Common Stock held beneficially by The Bailey Company and The Erie County Investment Co.  If those shares were included, the number of shares of Common Stock beneficially held by all directors and executive officers as a group would be 2,034,355 and the percentage of the class would be 20.72%.

*	Less than one percent.
**

Under SEC rules, beneficial ownership includes shares over which the individual or entity has voting or investment power and any shares which the individual or entity has the right to acquire within sixty days.

EXECUTIVE COMPENSATION

Executive Officers

The executive officers of the Company are as follows:

Name	Age	Position	Date Began With Company
Boyd E. Hoback	59	President & CEO	September 1987
Susan M. Knutson	56	Controller	September 1987
Scott G. LeFever	56	VP of Operations	September 1987

Boyd E. Hoback.  See the description of Mr. Hoback’s business experience under the heading “Director Nominees” under “Proposal #1 – Election of Directors” above.

Susan M. Knutson has been Controller since 1993 with direct responsibility for overseeing the accounting department, maintaining cash controls, producing budgets, financials, and quarterly and annual reports required to be filed with the SEC, acting as the principal financial officer of the Company, and preparing all information for the annual audit.

Scott G. LeFever has been Vice President of Operations since August 1995, and has been involved in all phases of operations with direct responsibility for restaurant service performance, personnel, and cost controls.

Executive officers do not have fixed terms and serve at the discretion of the Board.  There are no family relationships among the executive officers or directors.

Executive Compensation

The following table sets forth compensation information for the fiscal years ended September 30, 2014 and September 30, 2013 with respect to the Named Executive Officers:

Summary Compensation Table for the Fiscal Years Ended September 30, 2014 and September 30, 2013:

Name and Principal Position	Year	Salary $	Bonus $	Stock Awards $	Option Awards $[3]	Non-Equity Incentive Plan Compensation $	Nonqualified Deferred Compensation Earnings $	All Other Comp $	Total $

Boyd E. Hoback	2014	206,400	13,248	-	57,020	-	-	15,401	292,069
President & Chief Executive Officer	2013	182,800	-	-	26,330	-	-	16,496[1]	225,626
Scott G. LeFever	2014	123,396	9,723	-	22,834	-	-	12,775[2]	168,728
Vice President of Operations	2013	111,700	-	-	13,918	-	-	12,6112[2]	138,229
Susan M. Knutson	2014	94,500	10,321	-	18,346	-	-	6,633[2]	129,800
Controller	2013	88,300	-	-	11,125	-	-	6,552[2]	105,977
[1]	The amount indicated for Mr. Hoback includes an automobile allowance, long-term disability and personal expenses.
[2]	The amounts indicated for Mr. LeFever and Ms. Knutson include an automobile allowance and long-term disability.
[3]

The value of equity awards shown in these columns includes all amounts expensed in the Company's financial statements in fiscal years 2014 and 2013 for equity awards in accordance with the guidance of FASB ASC 718-10-30, Compensation – Stock Compensation, excluding any estimate for forfeitures.  The Company’s accounting treatment for, and assumptions made in the valuations of, equity awards is set forth in Note 1 of the notes to the Company’s 2014 consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014.  There were no option awards re-priced in 2014.

There were no shares of SARs granted during the fiscal years ended September 30, 2014 or 2013 nor has there been any nonqualified deferred compensation paid to any named executive officers during the fiscal years ended September 30, 2014 or 2013.  The Company does not have any plans that provide for specified retirement payments and benefits at, following or in connection with retirement.

The following table sets forth information as of September 30, 2014 on all unexercised options previously awarded to the Named Executive Officers:

Outstanding Equity Awards at Fiscal Year-End
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options -Exercisable (#)	Number of Securities Underlying Unexercised Options -Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price $	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Boyd E. Hoback	4,000	_	_	$9.33	10/01/14	_	_	_	_
	2,833	_	_	$17.04	10/01/15	_	_	_	_
	6,333	_	_	$19.14	11/17/16	_	_	_	_
	9,501	_	_	$4.41	11/14/18	_	_	_	_
	4,551	_	_	$3.45	11/06/19	_	_	_	_
	10,647	_	_	$1.56	12/13/20	_	_	_	_
	5,000	_	_	$1.31	12/14/21	_	_	_	_
	0	45,696 (1)	_	$2.31	01/02/23	_	_	_	_
	0	44,000 (2)	_	$2.48	11/21/23	_	_	_	_
Scott G. LeFever	1,917	_	_	$9.33	10/01/14	_	_	_	_
	1,917	_	_	$17.04	10/01/15	_	_	_	_
	1,917	_	_	$19.14	11/17/16	_	_	_	_
	5,669	_	_	$4.41	11/14/18	_	_	_	_
	1,449	_	_	$3.45	11/06/19	_	_	_	_
	7,985	_	_	$1.56	12/13/20	_	_	_	_
	0	22,346 (1)	_	$2.31	01/02/23	_	_	_	_
	0	13,000 (2)	_	$2.48	11/21/23	_	_	_	_
Susan M. Knutson	1,320	_	_	$9.33	10/01/14	_	_	_	_
	1,467	_	_	$17.04	10/01/15	_	_	_	_
	1,467	_	_	$19.14	11/17/16	_	_	_	_
	2,033	_	_	$4.41	11/14/18	_	_	_	_
	1,267	_	_	$3.45	11/06/19	_	_	_	_
	5,323	_	_	$1.56	12/13/20	_	_	_	_
	0	18,132 (1)	_	$2.31	01/02/23	_	_	_	_
	0	10,000 (2)	_	$2.48	11/21/23	_	_	_	_
[1]	The options were granted on January 2, 2013. Assuming continued employment with the Company, the shares under the option agreements will become fully exercisable on January 2, 2016.
[2]	The options were granted on November 21, 2013. Assuming continued employment with the Company, the shares under the option agreements will become fully exercisable on November 21, 2016.

Employment Agreement

Mr. Hoback entered into an employment agreement with us in October 2001 and the terms of the agreement were revised effective October 2007 for compliance with Section 409A of the Internal Revenue Code and further amended effective as of December 1, 2013.  The amended agreement provides for his employment as president and chief executive officer for two years from the date of the agreement at a minimum salary of $225,000 per year and performance cash bonuses and equity awards, terminable by us only for cause.  The agreement provides for payment of one year’s salary and benefits and the average of the annual incentive compensation for the two years immediately prior to the year of the termination in the event that change of ownership control results in a termination of his employment or termination other than for cause.  This agreement renews automatically unless specifically not renewed by our Board of Directors.  Mr. Hoback’s compensation, including salary, expense allowance, bonus and any equity award, is reviewed and set annually by the Compensation Committee.  Mr. Hoback’s bonus, when applicable, is based on the Company’s achieving certain Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) targets for the year and other operating metrics.

Other Employment Arrangements

Mr. LeFever and Ms. Knutson are employed as “employees at will” and do not have written employment agreements.  Their compensation, including salary, expense allowance, bonus and any equity awards, is reviewed and approved by the Compensation Committee annually.  They participate in a bonus program that is based on both the Company’s level of EBITDA for the year and achieving certain operating metrics and sales targets approved by the Compensation Committee.

BDFD Compensation Arrangements

The Amended and Restated Operating Agreement of BDFD (the “BDFD Operating Agreement”) provides that BDFD may issue Class B Units which are intended to be issued as “profits interests” in BDFD.  The Board of Managers of BDFD has authority to issue up to such number of Class B Units as is equal to an aggregate of 15% of the outstanding units of BDFD owned by all members.  In addition to the provisions of the Operating Agreement, all Class B Units are subject to the terms and conditions of a grant agreement governing the terms of such Units. Initial grants of 5% each have been made to Boyd Hoback, in his capacity as Chief Executive Officer of BDFD, and Scott Somes, in his capacity as Chief Operating Officer of BDFD, pursuant to Class B Unit Grant Agreements between BDFD and such individuals dated April 9, 2013.  The Class B Units are fully earned but subject to forfeiture, in all or in part, during the first 36 months after the grant date.

STOCKHOLDER NOMINATIONS AND OTHER PROPOSALS

Any stockholder proposal for the annual meeting of stockholders for the fiscal year ended September 30, 2014, to be held in 2015, must be received by the Company by September 7, 2014 for the proposal to be included in the Company’s proxy statement and form of proxy for that meeting.  If notice of a proposal for which a stockholder will conduct his or her own proxy solicitation is not received by the Company by November 22, 2014, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) of the Securities Exchange Act of 1934, and the person named in proxies solicited by the Board may use his or her discretionary authority when the matter is raised at the meeting, without including any discussion of the matter in the proxy statement.

OTHER MATTERS

As of the date of this Proxy Statement, our Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.  If any other matter is properly brought before the Annual Meeting for action by the stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board or, in the absence of such recommendation, in accordance with the judgment of the proxy holder.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  The Company files reports, proxy statements, and other information with the SEC.  The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.  The statements and forms we file with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.  The Internet address for this site can be found at www.sec.gov.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014 and copies of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2013, March 31, 2014 and June 30, 2014, can be found at the SEC’s internet site.  The Company’s Annual Report on Form 10-K (including the financial information set forth therein) is incorporated by reference into this Proxy Statement, as described below.  The Company will provide upon written request, without charge to each stockholder of record as of the record date, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, as filed with the SEC.  Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibits.  Any such requests should be directed to the attention of our corporate secretary at the Company’s corporate offices located at 601 Corporate Circle, Golden, Colorado 80401.

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows the Company to “incorporate by reference” into this Proxy Statement documents that we file with the SEC.  This means that the Company can disclose important information to you by referring to those documents.  The information incorporated by reference is considered to be a part of this Proxy Statement.  We incorporate by reference the following information from the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014:

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the information under the caption “Item 6. Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

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the information under the caption “Item 7. Financial Statements”; and

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the information under the caption “Item 8. Changes In and Disagreements with Accountants on Accounting and Financial Disclosure”.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  YOUR VOTE IS IMPORTANT.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Boyd E. Hoback

Boyd E. Hoback

President and Chief Executive Officer